Sub-Item 77Q1(a)

                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INTERNATIONAL MUTUAL FUNDS
                      (INVESCO INTERNATIONAL MUTUAL FUNDS)

      This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective May 2, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to add Invesco Global Select Companies Fund and Invesco Global Opportunities Fund;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 2, 2012.

                                         By:    /s/ John M. Zerr
                                                -------------------------------
                                         Name:  John M. Zerr
                                         Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
------------------------------------------      -------------------------
Invesco Asia Pacific Growth Fund                Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco European Growth Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
                                                Investor Class Shares

Invesco Global Growth Fund                      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Global Opportunities Fund               Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Global Small & Mid Cap Growth Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Global [Small] Companies Fund           Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco International Core Equity Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
                                                Investor Class Shares

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
------------------------------------------      -------------------------
Invesco International Growth Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares"